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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              December 29, 2000
                      ---------------------------------
                               Date of Report
                      (Date of Earliest Event Reported)

                    Technology Systems International, Inc.
               -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                       Parque Tecnologico de Andalucia
                       Centro de Empresas - P. 5, 6y 7
                         29590, Campanillas (Malaga)
                                     SPAIN
                   ----------------------------------------
                   (Address of principal executive offices)

                                011-952-0202-56
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                2 Field Court
                         Wrightstown, New Jersey 08562
             -----------------------------------------------------
         (Former name and former address, if changed since last report)

    Florida                        0-230611                     52-2137517
---------------                  ------------              -------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On December 22, 2000, Richard M. Bogdanoff, P.A., the Company's independent certified public accountants since 1998, resigned at the request of the Company from the audit engagement of the Company effective for the fiscal year ending September 30, 2001.

        The decision to change accountants was approved by the Board of Directors of the Registrant.

        The financial statements of the Registrant during the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles; however, the independent auditor's reports for the fiscal years ended September 30, 1999 and 2000 were qualified to the extent and assumption that the Registrant will continue as a going concern.

        There were no disagreements with Richard M. Bogdanoff, P.A. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         On December 22, 2000, Moore Stephens, located at Santacana Group - Santacana Auditores, S.A., Passtagey 7, Edifici Concorde, 08022 Barcelona, Spain 93 417 30 30 was engaged by the Company to audit the consolidated balance sheet of the Company as of September 30, 2001, and the related statements of income, stockholders' equity, and cash flows for the year then ended.

         During the two most recent fiscal years or any subsequent interim period, the new independent accountant had not been engaged as either the principal accountant of the Registrant to audit its financial statements or of any significant subsidiary, nor has the Registrant consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter of Richard M. Bogdanoff, P.A. regarding change in certifying accountant.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Technology Systems International, Inc.


                                        By: /s/ Frederick Cohen
                                           -----------------------------------
                                                Frederick Cohen, President
Date: December 29, 2000